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                                                                    EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  March 12, 2004                     /s/ Kenneth I. Moch
                                           -------------------------------------
                                           Kenneth I. Moch
                                           President and Chief Executive Officer

Dated:  March 12, 2004                     /s/ Elizabeth A. O'Dell
                                           -------------------------------------
                                           Elizabeth A. O'Dell
                                           Vice President, Finance
                                           Secretary and Treasurer